                                                                    EXHIBIT 10.3

                                     (LOGO)
                           OFFICE OF SCHOOL READINESS

                          1998-99 SCHOOL YEAR CONTRACT

I.   PARTIES

This contract is made and entered into in Fulton County this 23rd day of March, 1998, by and between the Office of School Readiness, 10 Park Place South, Suite 200, Atlanta, Georgia 30303, hereinafter referred to as the "Office," and Childcare Network, Inc., 3025 University Ave, Suite B-2, Columbus, GA 31907, hereinafter referred to as the "Contractor."

II.  PURPOSE

The purpose of this contract is to coordinate and provide services for 1260 four-year-old children and their families served by the prekindergarten program as shown in Attachment A.

III. THE CONTRACTOR AGREES:

A. To coordinate and provide services for a total of 8 hours, with a minimum of 6.5 instructional hours per day beginning no earlier than 7:30 am, and 1.5 other hours for teacher and teacher assistant planning time, transportation, or activities specifically related to prekindergarten for 180 days to funded four-year-old children and their families.

B. To comply with the Georgia Prekindergarten Program 1998-99 School Year Pre-K Providers' Operating Guidelines and any addenda.

C. To permit the Office, or its authorized representatives, to observe and evaluate the delivery or performance of the contracted services. This includes access to any books, documents, papers and records of the Contractor which are directly related to this contract for the purpose of making an audit, examination, photocopies, excerpts and transcriptions.

D. To correct within 10 working days any written notice of noncompliance found during a program review process and/or show written evidence that recommendations from the Office or other evaluation results are being addressed, and that progress is being made toward program improvement. Failure to comply with program and fiscal requirements may result in withholding of monthly payments and/or termination from the program.

E. To maintain full and complete records which pertain to the contract for a period of three years beyond the contract ending date, or until all litigation, claims, or audit findings involving the records have been resolved if such claim or audit is started before the expiration date of the three-year period.

F. To assure, in accordance with the federal Drug-Free Workplace Act of 1988, that the unlawful manufacture, distribution, dispensing, possession, or use of a controlled substance is prohibited for individuals who are directly engaged in the performance of work pursuant to this contract.

G. To comply with the Official Code of Georgia Annotated (O.C.G.A.) Sec. 49-5-110 et. seq. that requires a criminal background check to ensure that potential employees have not been convicted of crimes that would invalidate their acceptability for employment.

H. To maintain all current certifications, licenses, and registrations during the contract period.

I. To remain in compliance with all licensing requirements. If confirmation or substantiation of maltreatment occurs, notwithstanding any other provisions of this contract, the Office may terminate this contract immediately, should the Office determine that the findings impact the provision of services under this contract.

J. To maintain data which is of a personal and confidential nature and not disseminate to any third party unless expressly permitted by the Office.

K. To not assign, transfer, or subcontract for the provision of services under this contract unless prior written consent is obtained from the Office. This includes providing the Office with all necessary transfer papers according to the Office procedures in the event of the sale of any contractor site.

L. Private providers are required to send the Office a copy of an expenditure report spanning the dates of this contract, with supporting documentation if requested, for purposes of verifying that funds were spent in appropriate categories for their intended uses by August 31, 1999. A check, made payable to the Office of School Readiness, should accompany the report if appropriate, covering any unexpected funds that were received under this contract. The Office reserves the right to require an independent financial audit of the Contractor's prekindergarten program at the Contractor's expense.

     Private nonprofit providers must adhere to audit requirements as specified in O.C.G.A. Sec. 50-20, Relations with Nonprofit Contractors.

     Public school systems are required to send the Office a copy of an expenditure report spanning the dates of this contract by September 30, 1999. A check, made payable to the Office of School Readiness, should accompany the report if appropriate, covering any unexpended funds that were received under this contract. School systems will be required to comply with audit requirements contained in the Office of Management and Budget's Circular A-133, Audits of State and Local Government or other applicable publications.

IV.  THE OFFICE AGREES:

A. To provide technical and consultative assistance to the Contractor in performing the services required by this contact.

B.   To pay the Contractor up to the sum specified in this contract (see
     Section V., item D) for acceptable services rendered according to established budgeting procedures.

V.   THE CONTRACTOR AND OFFICE MUTUALLY AGREE:

A. The contract period will be August 1, 1998, through June 30, 1999, unless the contract is amended in writing.

B. The Office will pay the Contractor according to the schedule detailed on Attachment A unless the contract is amended.

C. Teacher credential status, enrollment information, and the number of Category One children enrolled will be reported in October 1998, November 1998, December 1998, January 1999, and February 1999 to determine payment reimbursement.

In the event that the Contractor fails to provide required documentation for lead teacher credentials and enrollment information in a timely manner, payment under this contract may be reduced accordingly.

D. The maximum amount of payment for Pre-K and Resource Coordination services (if applicable) is $4,177,387.40 unless the contract is amended in writing.

E. Funding for Resource Coordination services is part of the monthly payments for each approved program in accordance to the grant amount awarded.

F. Additional funding for certified teacher training and experience will be added to monthly payments sent to local school systems.

Additional funding for Transportation will be added to monthly payments for each eligible Category One child utilizing the service. (Up to $150.00 Annually)

G. No modification of this contract shall be binding upon either party, unless the contract is amended in writing and approved by both parties.

H. All parties to this contract certify that provisions of the O.C.G.A. Sec. 45-10-20 through 45-10-25, as amended, which prohibit and regulate certain transactions between State officials, employees, and the State of Georgia, have not been violated and will not be violated in any respect.

I. Neither party will discriminate in educational programs and activities or in employment relating to this contract on the basis of race, color, religion, national origin, sex, age or disability.

J. In the event funding no longer exists or is insufficient to pay the charges for services obtained hereunder, this contract shall terminate without further obligation to this Office.

K. Contractor and all of its employees, agents, or subcontractors are not partners, employees, or agents of the State or Office. Neither party shall have the authority to bind the other party in any respect, and each shall remain an independent party. Contractor has responsibility for advising its clients served under the terms of this agreement about the independent status of the Contractor and Office.

CHILDCARE NETWORK, INC.                     OFFICE OF SCHOOL READINESS

BY: /s/ James F. Loudermilk                 BY: /s/ Pam L. Shapiro
    -------------------------                   ------------------------
    (Authorized Signature)

Date:   March 23, 1998                      Date:  June 8, 1998
     ------------------------                    -----------------------
James F. Loudermilk                         Pam L. Shapiro
President                                   Deputy Director

Federal EIN: 63-0986576                     Federal EIN: 58-2238669


Organization Code: 9-2-45                   Contract Number:  99-0137
State Class:       201                      Vendor Code:      8-1494
State SCOA:        624.201                  Source of Funds:  100% Lottery Funds
                                            Cost:             $4,177,387.40

                                     (LOGO)
                           OFFICE OF SCHOOL READINESS



                          1998-99 SCHOOL YEAR CONTRACT


                                  ATTACHMENT A

Childcare Network, Inc.                                                                           Contract Number:  99-0137
James F. Loudermilk                                                                               Vendor Code:       8-1494
President                                                                                         Cost:       $4,177,387.40
3025 University Ave, Suite B-2
Columbus, GA 31907



Beginning in September 1998, payments will be made on the 15th of each month or closest business day following the 15th.

COUNTY                        ZONE       TOTAL     TOTAL                  LEAD TEACHER CREDENTIALS                         SITE
  SITE NAME                             CLASSES   CHILDREN  CERTIFIED    4 YEAR DEGREE   MONTH/VOC       CDA/CCP          FUNDING
-----------------------------------------------------------------------------------------------------------------------------------
BIBB                             2

  Childcare Network #16                       1         20          1          0              0              0          $ 59,759.80

  Childcare Network #17                       1         20          1          0              0              0          $ 59,759.80

  Childcare Network #18                       2         40          2          0              0              0          $119,519.60

  Childcare Network #19                       2         40          2          0              0              0          $119,519.60

CHATHAM                          2

  Childcare Network #20                       2         40          2          0              0              0          $119,519.60

  Childcare Network #21                       2         40          2          0              0              0          $119,519.60

  Childcare Network #22                       2         40          2          0              0              0          $119,519.60

CLARKE                           2

  Childcare Network #31                       2         40          2          0              0              0          $119,519.60

CLAYTON                          1

  Childcare Network #29                       2         40          2          0              0              0          $132,023.60

COBB                             1

  Childcare Network #32                       2         40          2          0              0              0          $132,023.60

  Childcare Network #33                       2         40          2          0              0              0          $132,023.60

COLUMBIA                         2

  Childcare Network #23                       2         40          2          0              0              0          $119,519.60

FULTON                           1

  Childcare Network #28                       2         40          2          0              0              0          $132,023.60

HOUSTON                          2

  Childcare Network #14                       1         20          1          0              0              0          $ 59,759.80

                                     (LOGO)
                           OFFICE OF SCHOOL READINESS



                          1998-99 SCHOOL YEAR CONTRACT


                                  ATTACHMENT A

Childcare Network, Inc.                                                                           Contract Number:  99-0137

COUNTY                        ZONE       TOTAL     TOTAL                  LEAD TEACHER CREDENTIALS                         SITE
  SITE NAME                             CLASSES   CHILDREN  CERTIFIED    4 YEAR DEGREE   MONTH/VOC       CDA/CCP          FUNDING
-----------------------------------------------------------------------------------------------------------------------------------
HOUSTON                            2

Childcare Network #15                         2         40        2              0              0            0           $119,519.60

LOWNDES                            2

  Childcare Network #12                       2         40        2              0              0            0           $119,519.60

MUSCOGEE                           2

  Childcare Network #10                       2         40        2              0              0            0           $119,519.60

  Childcare Network #11                       2         40        2              0              0            0           $119,519.60

  Childcare Network #2                        1         20        1              0              0            0           $ 59,759.60

  Childcare Network #35                       2         40        2              0              0            0           $119,519.60

  Childcare Network #36                       2         40        2              0              0            0           $119,519.60

  Childcare Network #4                        2         40        2              0              0            0           $119,519.60

  Childcare Network #5                        2         40        2              0              0            0           $119,519.60

  Childcare Network #6                        3         60        3              0              0            0           $179,279.40

  Childcare Network #8                        2         40        2              0              0            0           $119,519.60

  Childcare Network #9                        2         40        2              0              0            0           $119,519.60

RICHMOND                           2

  Childcare Network #24                       4         80        4              0              0            0           $239,039.20

  Childcare Network #25                       4         80        4              0              0            0           $239,039.20

  Childcare Network #26                       4         80        4              0              0            0           $239,039.20

ROCKDALE                           1

  Childcare Network #30                       2         40        2              0              0            0           $132,023.60
------------------------------------------------------------------------------------------------------------------------------------
                                             63      1,260       63              0              0            0          3,827,387.40

Resource Coordination Services Grant   $350,000.00                                                                 Total Grant Award
                                                                                                                   =================

                                                                                                                        4,177,387.40